SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report January 7, 2002
(Date of earliest event reported)

VISTEON CORPORATION (Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Auto Club Drive, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Item 5. Other Events.

     On January 7, 2002, we issued a press release concerning the progress in settling outstanding commercial issues with Ford Motor Company. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description

99.1	Press release dated January 7, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date:	January 7, 2002	By:	/s/Stacy L. Fox Stacy L. Fox Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

Exhibit 99.1	Press Release dated January 7, 2002